AMERICAN MARKETING AND SALES, INC.

UNAUDITED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED

SEPTEMBER 30, 2007 AND 2006

AMERICAN MARKETING AND SALES, INC.

UNAUDITED FINANCIAL STATEMENTS

TABLE OF CONTENTS

UNAUDITED FINANCIAL STATEMENTS

UNAUDITED BALANCE SHEET	1

UNAUDITED STATEMENTS OF OPERATIONS	2-3

UNAUDITED STATEMENTS OF CASH FLOWS	4

NOTES TO UNAUDITED FINANCIAL STATEMENTS	5-9

AMERICAN MARKETING AND SALES, INC.

UNAUDITED BALANCE SHEET

SEPTEMBER 30, 2007

	ASSETS
CURRENT ASSETS:
	Cash and cash equivalents	$288,375
	Accounts receivable – trade	1,153,128
	Short-term loan receivable	185,000
	Inventory	279,470
	Prepaid expenses	3,000
	Total current assets	1,908,973

PROPERTY AND EQUIPMENT (Note 2)		3,993,054
	Less – accumulated depreciation	2,222,914
	Total property and equipment	1,770,140

Total Assets		$3,679,113

	LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
	Accounts payable	$465,518
	Notes payable (Note 3)	379,230
	Total current liabilities	844,748

Total Liabilities		844,748

STOCKHOLDERS’ EQUITY
	Common stock; no par value, 10,000 shares authorized,
	5,000 shares issued and outstanding	1,000
	Contributed capital	334,851
	Retained earnings	2,498,514
	Total stockholders’ equity	2,834,365

Total Liabilities and Stockholders’ Equity		$3,679,113

*See accompanying notes to unaudited financial statements.

AMERICAN MARKETING AND SALES, INC.

UNAUDITED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED

SEPTEMBER 30, 2007 AND 2006

	2007	2006
SALES:
Caterware sales	$6,080,518	$4,378,303
Partyware sales	1,298,168	723,848
Total sales	7,378,686	5,102,151

COSTS OF GOODS SOLD:
Caterware cost of goods sold	4,672,039	4,272,701
Partyware cost of goods sold	1,193,600	682,021
Total costs of goods sold	5,865,639	4,954,722

GROSS PROFIT	1,513,047	147,429

OPERATING EXPENSES:
Depreciation expense	12,712	5,802
Commissions	244,782	216,408
Payroll	278,984	68,432
Repairs and maintenance	70,564	40,079
Other general and administrative expenses	352,197	186,719
Total operating expenses	959,239	517,440

INCOME (LOSS) FROM OPERATIONS	553,808	(370,011)

OTHER INCOME (EXPENSES):
Interest income	267	651
Interest expense	(13,587)	(33,677)
Interest expense - related party	(35,613)	(117,527)
Loss on sale of assets	-	(2,583)
Total other income (expenses)	(48,933)	(153,136)

NET INCOME (LOSS) FROM
CONTINUING OPERATIONS	504,875	(523,147)

AMERICAN MARKETING AND SALES, INC.

UNAUDITED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED

SEPTEMBER 30, 2007 AND 2006 (CONTINUED)
	2007	2006

DISCONTINUED OPERATIONS:
Income from discontinued operations	-	220,754
Gain on sale of discontinued operations	-	447,250

NET INCOME FROM DISCONTINUED OPERATIONS	-	668,004

NET INCOME	$504,875	$144,857

NET EARNINGS PER SHARE (BASIC AND DILUTED):
Continuing operations	$100.98	$(104.63)
Discontinued operations	-	133.60

TOTAL	$100.98	$28.97

WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING	5,000	5,000

*See accompanying notes to unaudited financial statements.

AMERICAN MARKETING AND SALES, INC.

UNAUDITED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED

SEPTEMBER 30, 2007 AND 2006
	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$504,875	$144,857
Reconciliation of net income to net cash provided
by (used in) operating activities:
Depreciation expense	363,743	404,138
Loss on sale of assets	-	2,583
Loss (gain) from sale of discontinued operations	-	(447,250)
Imputed interest – related party note payable	35,613	117,527
Change in operating assets and liabilities:
Decrease in accounts receivable – trade	632,151	118,729
Decrease (increase) in inventory	9,426	(194,832)
Decrease in prepaid expenses	17,190	12,350
Increase in accounts payable	181,546	397,767
Net cash provided by operating activities	1,744,544	555,869

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(98,946)	(559,071)
Proceeds from sale of discontinued operations	-	1,000
Payments received from loans receivable	-	1,749
Advances made on loans receivable	(173,270)	-
Proceeds on sale of fixed assets	-	1,300,000
Net cash provided by (used in) operating activities	(272,216)	743,678

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on note payable – related party	(1,695,000)	(450,000)
Proceeds from note payable – related party	196,000	-
Principal payments on note payable	(70,770)	(470,925)
Proceeds from note payable	450,000	-
Payment of dividends	(100,000)	-
Net cash used in financing activities	(1,219,770)	(920,925)

NET INCREASE IN CASH AND CASH EQUIVALENTS	252,558	378,622
CASH AND CASH EQUIVALENTS, BEG OF PERIOD	35,817	40,875
CASH AND CASH EQUIVALENTS, END OF PERIOD	$288,375	$419,497

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest	$13,587	$33,677

NON-CASH FINANCING AND INVESTING ACTIVITIES:
Assets acquired through 100% debt financing	$-	$487,000
Interest recorded against contributed capital	$35,613	$117,527

*See accompanying notes to unaudited financial statements.

AMERICAN MARKETING AND SALES, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

SEPTEMBER 30, 2007 AND 2006

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Line of Business:

American Marketing and Sales, Inc. (the "Company") was incorporated on November 5, 1998 in the state of Massachusetts. The Company is in business to design, manufacture, and sell plastic Caterware and Partyware products nationwide.

Use of Estimates:

Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Cash and cash equivalents:

Cash and cash equivalents consist of cash and short-term investments in highly liquid instruments such as certificates of deposit and time deposits which have maturities of three months or less at the date of purchase.

Inventories:

Inventories include raw material parts that are used in production. The Company outsources all of their manufacturing functions. Products are built as orders are received and then products are directly shipped from the manufacturing plants to customers. No finished good inventories are held by the Company at any time. Inventories are stated at the lower of cost or market.

Property and Equipment and Depreciation:

Property and equipment is stated at cost. Depreciation is provided principally on the straight-line basis over the estimated useful lives of the depreciable assets as follows:

Assets		Estimated Useful Life
	Molds	8 years
	Office furniture and equipment	5 to 7 years
	Automobiles and trucks	5 years

AMERICAN MARKETING AND SALES, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

SEPTEMBER 30, 2007 AND 2006

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes:

The Company has elected to be taxed under the provisions of subchapter "S" of the Internal Revenue Code. Under those provisions the Company does not pay corporate income taxes on its taxable income; instead the stockholders are liable for individual income taxes on the Company’s taxable income.

Net Earnings per Share:

The Company has adopted Financial Accounting Standards Board ("FASB") Statement Number 128, "Earnings per Share," ("EPS") which requires presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. In the accompanying financial statements, basic earnings (loss) per share is computed by dividing net income/loss by the weighted average number of shares of common stock outstanding during the period.

The following table sets forth the computation of basic and diluted earnings per share for continuing and discontinued operations:

	2007	2006
NET EARNINGS PER SHARE (BASIC AND DILUTED):
Continuing operations	$100.98	$(104.63)
Discontinued operations	-	133.60

TOTAL	$100.98	$28.97

Revenue Recognition:

The Company recognizes revenue from product sales in accordance with Staff Accounting Bulletin No. 104, which requires recognition when persuasive evidence of an arrangement exists, the price is fixed or determinable, delivery has occurred, and payment is reasonably assured. The Company has determined that these criteria have been met upon shipment, and recognizes revenue at that point.

Pursuant to SFAS No. 5, "Accounting for Contingencies," the Company has examined collection history, financial conditions of clients, and general economic conditions and determined that it is not necessary to set an allowance for doubtful accounts since doubtful accounts, which have historically not been significant.

AMERICAN MARKETING AND SALES, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

SEPTEMBER 30, 2007 AND 2006

NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recently Issued Accounting Pronouncements:

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115." The fair value option established by this statement permits all entities to choose to measure eligible items at fair value at specified election dates. A business entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings (or another performance indicator if the business entity does not report earnings) at each subsequent reporting date. This statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007.

In December 2007, the FASB issued SFAS NO. 160 "Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51." This statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This statement is effective for fiscal years beginning on or after December 15, 2008. The statement applies prospectively as of the beginning of the fiscal year in which this is applied.

In December 2007, the FASB issued SFAS No. 141(R) "Business Combinations." This statement replaces FASB Statement No. 141, Business Combinations. This statement retains the fundamental requirements in Statement 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be indentified for each business combination. This statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008.

The Company has assessed the application of new accounting standards and has determined that new accounting standards have no significant impact on its financial statements.

AMERICAN MARKETING AND SALES, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

SEPTEMBER 30, 2007 AND 2006

NOTE 2: PROPERTY AND EQUIPMENT

Property, plant and equipment at September 30, 2007 are summarized at cost as follows:

Assets:
Molds	$3,854,167
Office furniture and equipment	71,138
Automobiles and trucks	67,749
Total fixed assets	$3,993,054

Accumulated depreciation:
Molds	$2,155,736
Office furniture and equipment	36,691
Automobiles and trucks	30,487
Total accumulated depreciation	$2,222,914

Depreciation expense totaled $363,744 and $404,138 for the nine months ended September 30, 2007 and 2006, respectively. Of the September 30, 2006 depreciation, $80,983 is attributable to discontinued operations (Note 6) and included in income from discontinued operations in the statements of operations. Depreciation on the molds of $351,031 and $317,353 was included in cost of good sold of continuing operations in the statements of operations for the nine months ended September 30, 2007 and 2006, respectively.

NOTE 3: NOTES PAYABLE

On May 2, 2007 the Company entered into a term loan of $450,000. The loan is secured by all the assets of the Company and is personally guaranteed by an officer of the Company. Borrowed funds bear interest at a variable rate equal to 1% above the prime rate. The balance as of September 30, 2007 is $379,230.

NOTE 4: RELATED PARTY TRANSACTIONS

Notes Payable:

A shareholder of the Company regularly advances funds to the Company as needed. During the nine months ended September 30, 2007 and 2006, the shareholder advanced $196,000 and $0, respectively. The Company made payments totaling $1,695,000 and $450,000 during the nine months ended September 30, 2007 and 2006, resulting in no remaining debt balance at September 30, 2007. The Company imputed annual interest at prime plus 1%, resulting in $35,613 and $117,527 in interest charged to contributed capital for the nine months ended September 30, 2007 and 2006, respectively.

AMERICAN MARKETING AND SALES, INC.

NOTES TO UNAUDITED FINANCIAL STATEMENTS

SEPTEMBER 30, 2007 AND 2006

NOTE 5: SUBSEQUENT EVENTS

On August 14, 2007, the Company entered into an agreement and plan of merger with Datameg Corporation (OTCBB: DTMG), a holding company with subsidiaries operating in various technology industries. The merger was completed on December 10, 2007.

NOTE 6: DISCONTINUED OPERATIONS:

During the year ended December 31, 2005, the Company started their pet product line, Pets Choice. In August of 2006, the Company sold their Pets Choice product line to an unrelated entity for $1,300,000 in cash. The product line earned net income (loss) of $220,754 and ($51,191) during the years ended December 31, 2006 and 2005, respectively. Included in the sale were all the molds associated with the Pets Choice product line with a book value of $652,749, rights to sell under the Pets Choice name, all customer accounts, and raw material inventory in the amount of $200,000. The sale resulted in a net gain of $447,250 during 2006.

In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," the operations and gain on the sale of the product line were reported as discontinued operations in the statement of operations.